Filed under Rule 497(k)

Registration No. 333-08653

SEASONS SERIES TRUST

Allocation Balanced Portfolio

Allocation Growth Portfolio

Allocation Moderate Growth Portfolio

Allocation Moderate Portfolio

(each, a “Portfolio” and collectively, the “Managed Allocation Portfolios”)

Supplement to the Summary Prospectus

Dated July 29, 2014

Termination of Subadviser, Portfolio Manager Changes and Hiring of Consultant

At an in-person meeting on May 27, 2015 (the “Meeting”), the Board of Trustees (the “Board”) of Seasons Series Trust (the “Trust”) approved the termination of Ibbotson Associates, Inc. (“Ibbotson”) as each Portfolio’s subadviser, effective July 29, 2015 (the “Effective Date”). On the Effective Date, Ibbotson will no longer serve as each Portfolio’s subadviser, and SunAmerica Asset Management, LLC (“SAAMCo”), each Portfolio’s investment adviser, will assume the day-to-day investment management of the Portfolio.

As a result of this change, Brian Huckstep, CFA, Carrie Scherkenbach, and Scott Wentsel, CFA, CFP, will no longer serve as the Managed Allocation Portfolios’ portfolio managers. On the Effective Date, Douglas Loeffler, CFA, a Senior Portfolio Manager with SAAMCo, will become the portfolio manager of each Portfolio.

In addition, SAAMCo intends to hire an independent consultant (the “Consultant”) to provide statistical analysis and portfolio modeling to SAAMCo, commencing on the Effective Date, with respect to each Portfolio’s asset allocations and weightings to the Underlying Portfolios. The Consultant will not have any advisory authority with regard to the Managed Allocation Portfolios and will not affect portfolio transactions. SAAMCo, and not the Managed Allocation Portfolios, will be responsible for paying the Consultant’s fees.

Change to Principal Investment Strategies of the Allocation Growth Portfolio

Currently, the Allocation Growth Portfolio invests its assets, under normal circumstances, among a combination of Underlying Portfolios, of which at least 80% will be invested in equity portfolios. Effective upon the Effective Date, the Allocation Growth Portfolio will continue to invest its assets, under normal circumstances, among a combination of Underlying Portfolios; however, it will only be required to invest at least 70% of its assets in equity portfolios.

Capitalized terms used herein but not defined have the meanings assigned to them in the Prospectus.

Date:	June 11, 2015

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.